Exhibit (21.1)
SUBSIDIARIES OF ECOLAB INC.

Entity Name	State or Other Jurisdiction of Incorporation
NLC PROCESS AND WATER SERVICES SARL	Algeria
Ecolab (Antigua) Ltd.	Antigua & Barbuda
Anios America S.A.	Argentina
Ecolab Argentina S.R.L.	Argentina
Ecolab Services Argentina S.R.L.	Argentina
Ecolab (Aruba) N.V.	Aruba
Ecolab (Fiji) Pty Limited	Australia
Ecolab AU2 Pty Ltd	Australia
Ecolab Pty Ltd.	Australia
Gallay Medical & Scientific Pty Ltd	Australia
GallayTrac Pty. Ltd.	Australia
Ecolab AT 2 GmbH	Austria
Ecolab GmbH	Austria
NALCO HOLDINGS G.m.b.H.	Austria
NALCO OSTERREICH Ges m.b.H.	Austria
Ecolab Limited	Bahamas
Ecolab Bahrain S.P.C.	Bahrain
Ecolab (Barbados) Limited	Barbados
CID LINES HOLDING NV	Belgium
CID LINES INVEST NV	Belgium
CID LINES NV	Belgium
CID Lines R&D NV	Belgium
Cirlam BVBA	Belgium
Copal Holding NV	Belgium
Copal Invest NV	Belgium
Ecolab B.V.B.A./S.P.R.L.	Belgium

Entity Name	State or Other Jurisdiction of Incorporation
Ecolab Production Belgium B.V.B.A.	Belgium
Kay BVBA	Belgium
NALCO BELGIUM BVBA	Belgium
Ecolab Quimica Ltda.	Brazil
Endoclear Equipamentos Médicos Hospitalares Ltda.	Brazil
Nalco (BN) SDN BHD	Brunei Darussalam
Ecolab EOOD	Bulgaria
Bioquell Technology Canada Ltd.	Canada
Ecolab CDN 2 Co.	Canada
Ecolab CDN 4 ULC	Canada
Ecolab Co.	Canada
Les Produits Chimiques ERPAC Inc.	Canada
Nalco Canada ULC	Canada
Ecolab S.A.	Chile
NALCO INDUSTRIAL SERVICES CHILE LIMITADA	Chile
Bioquell Technology (Shenzhen) Ltd.	China
CID Lines Beijing Animal Hygiene Co Ltd.	China
Ecolab (China) Investment Co., Ltd	China
Ecolab (GZ) Chemicals Limited	China
Ecolab (Taicang) Technology Co., Ltd.	China
Ecolab Chemicals Limited	China
Guangzhou Green Harbour Environmental Operation Ltd.	China
Jianghai Environmental Protection Co., Ltd.	China
Nalco (China) Environmental Solution Co. Ltd.	China
NALCO (SHANGHAI) TRADING CO. LTD.	China

Entity Name	State or Other Jurisdiction of Incorporation
NALCO INDUSTRIAL SERVICES (NANJING) CO., LTD.	China
NALCO INDUSTRIAL SERVICES (SUZHOU) CO., LTD.	China
Soluscope International Trading (Shanghai) Co., Ltd.	China
Ecolab Colombia S. A.	Colombia
Ecolab SRL	Costa Rica
Ecolab d.o.o.	Croatia
Ecolab s.r.o.	Czech Republic
Bioquell Inc.	Delaware
CALGON LLC	Delaware
Chamtech, L.L.C.	Delaware
Chemstaff, Inc.	Delaware
E&M Bio-Chemicals, LLC	Delaware
Ecolab Acquisition LLC	Delaware
Ecolab AP Holdings LLC	Delaware
Ecolab Holdings (Europe) LLC	Delaware
Ecolab Holdings Inc.	Delaware
Ecolab Israel Holdings LLC	Delaware
Ecolab Lux Partner LLC	Delaware
Ecolab Manufacturing Inc.	Delaware
Ecolab MT Holdings LLC	Delaware
Ecolab Production LLC	Delaware
Ecolab U.S. 2 Inc.	Delaware
Ecolab U.S. 6 LLC	Delaware
Ecolab U.S. 7 LLC	Delaware
Ecolab US 1 GP	Delaware
Ecolab USA Inc.	Delaware
Microtek Medical Inc.	Delaware
NALCO CHINA HOLDINGS LLC	Delaware
Nalco Company LLC (1)	Delaware

Entity Name	State or Other Jurisdiction of Incorporation
Nalco Contract Operations, LLC	Delaware
NALCO DELAWARE COMPANY	Delaware
NALCO GLOBAL HOLDINGS LLC	Delaware
NALCO HOLDING COMPANY	Delaware
NALCO INDUSTRIAL OUTSOURCING COMPANY	Delaware
NALCO INTERNATIONAL HOLDINGS LLC	Delaware
Nalco Production LLC	Delaware
NALCO PWS, INC.	Delaware
NALCO TWO, INC.	Delaware
NALCO U.S. HOLDINGS LLC	Delaware
Nalco US 1 LLC	Delaware
Nalco Water Pretreatment Solutions, LLC	Delaware
NALCO WORLDWIDE HOLDINGS LLC	Delaware
NALTECH, INC.	Delaware
Quantum Technical Services, LLC	Delaware
Wabasha Leasing LLC	Delaware
Ecolab ApS	Denmark
NALCO DANMARK APS	Denmark
Microtek Dominicana S.A.	Dominican Republic
Ecolab Ecuador Cia. Ltda.	Ecuador
NALCO EGYPT TRADING	Egypt
NALCO EGYPT, LTD.	Egypt
Ecolab, S.A. de C.V.	El Salvador
NALCO FINLAND MANUFACTURING OY	Finland
NALCO FINLAND OY	Finland
Oy Ecolab AB	Finland
Anios Diffusion SAS	France
Anios Manufacturing SAS	France

Entity Name	State or Other Jurisdiction of Incorporation
Bioquell Holding SAS	France
Bioquell SAS	France
CID Lines France Sarl	France
DMD	France
Ecolab FR 1 SAS	France
Ecolab FR 4 SAS	France
ECOLAB PEST FRANCE SAS	France
Ecolab Production France SAS	France
Ecolab SAS	France
Ecolab SNC	France
Hydenet SAS	France
Laboratoires Anios	France
Laboratoires Anios-Distribution SAS	France
NALCO FRANCE	France
NALCO FRANCE SNC	France
Soluscope SAS	France
Microtek Medical Holdings Inc.	Georgia
Ecolab DE 1 GmbH	Germany
Ecolab Deutschland GmbH	Germany
Ecolab Engineering GmbH	Germany
Ecolab Export GmbH	Germany
Ecolab Pest Deutschland GmbH	Germany
NALCO DEUTSCHLAND GMBH	Germany
NALCO DEUTSCHLAND MANUFACTURING GMBH UND CO. KG	Germany
Nalco Grundbesitz GmbH & Co. KG	Germany
NALCO MANUFACTURING BETEILIGUNGS GMBH	Germany
Nalco Real Estate GmbH	Germany
Ecolab A.E.B.E.	Greece
Ecolab (Guam) LLC	Guam
Ecolab, Sociedad Anonima	Guatemala

Entity Name	State or Other Jurisdiction of Incorporation
Quimicas Ecolab S.A. de C.V.	Honduras
Ecolab HK 1 Limited	Hong Kong
Ecolab HK 2 Limited	Hong Kong
Ecolab Limited	Hong Kong
Ecolab Name Holding Limited	Hong Kong
Ecolab Water Holding Limited	Hong Kong
Green Harbour Mainland Holdings Ltd	Hong Kong
NALCO HONG KONG LIMITED	Hong Kong
Ecolab Global Business Services LLC	Hungary
Ecolab Hygiene Kft.	Hungary
Ecolab Food Safety & Hygiene Solutions Private Limited	India
Nalco Water India Limited	India
PT Ecolab International Indonesia	Indonesia
PT Ecolab Technologies and Services	Indonesia
Bioquell Global Logistics (Ireland) Ltd.	Ireland
Ecolab Finance Company Designated Activity Company	Ireland
Ecolab Limited	Ireland
Ecolab Manufacturing IE Limited	Ireland
Ecolab JVZ Limited	Israel
NALCO ISRAEL INDUSTRIAL SERVICES LTD	Israel
Ecolab Holding Italy S.r.l.	Italy
Ecolab Production Italy Srl	Italy
Ecolab Srl	Italy
Immobiliare R.E.O.P.A. SRL	Italy
Microtek Italy S.R.L.	Italy
NALCO ITALIANA HOLDINGS S.R.L.	Italy
NALCO ITALIANA	Italy

Entity Name	State or Other Jurisdiction of Incorporation
MANUFACTURING S.R.L.
NALCO ITALIANA SrL	Italy
Nuova Farmec S.r.l.	Italy
Ecolab Limited	Jamaica
Ecolab G.K.	Japan
KATAYAMA NALCO INC.	Japan
Nalco Japan G.K.	Japan
Ecolab East Africa (Kenya) Limited	Kenya
Ecolab Korea Ltd.	Korea, Republic of
NALCO KOREA LIMITED	Korea, Republic of
Ecolab, SIA	Latvia
Nalco Libya	Libya
Ecolab LUX & Co Holdings S.C.A.	Luxembourg
Ecolab LUX 1 Sarl	Luxembourg
Ecolab Lux 10 Sarl	Luxembourg
Ecolab Lux 12 Sarl	Luxembourg
Ecolab Lux 13 Sarl	Luxembourg
Ecolab Lux 14 Sarl	Luxembourg
Ecolab Lux 15 Sarl	Luxembourg
Ecolab LUX 2 Sarl	Luxembourg
Ecolab LUX 4 Sarl	Luxembourg
Ecolab LUX 7 Sarl	Luxembourg
Ecolab Lux 9 S.a.r.l.	Luxembourg
Ecolab LUX Sarl	Luxembourg
NALCO LUXEMBOURG HOLDINGS SARL	Luxembourg
Nalco Worldwide Holdings S.a.r.l./B.V.	Luxembourg
Ecolab-Importacao E. Exportacao Limitada	Macau
Ecolab Sdn Bhd	Malaysia
NALCO INDUSTRIAL SERVICES	Malaysia

Entity Name	State or Other Jurisdiction of Incorporation
MALAYSIA SDN. BHD
Ecolab Malta 1 Limited	Malta
Ecolab Malta 2 Limited	Malta
Ecolab Malta GPS	Malta
Ecolab MT Limited	Malta
Microtek Medical Malta Holding Limited	Malta
Microtek Medical Malta Limited	Malta
Abednego de Mexico S. de R.L. de C.V.	Mexico
CID Lines Mexico, S.A. DE C.V.	Mexico
Ecolab Holdings Mexico, S. de R. L. de C. V.	Mexico
Ecolab, S. de R.L. de C.V.	Mexico
NALCO DE MEXICO, S. de R. L. de C.V.	Mexico
Abednego Environmental Services, LLC	Michigan
Abednego Mexico Holdings, LLC	Michigan
Nalco Gulf Response Corp.	Michigan
Ecolab Maroc Société à Responsabilité Limitée	Morocco
Ecolab B.V.	Netherlands
ECOLAB NL 10 B.V.	Netherlands
Ecolab NL 11 B.V.	Netherlands
Ecolab NL 15 BV	Netherlands
Ecolab NL 16 B.V.	Netherlands
Ecolab NL 23 B.V.	Netherlands
Ecolab NL 3 BV	Netherlands
Ecolab NL 4 BV	Netherlands
Ecolab Production Netherlands B.V.	Netherlands
Ecolabone B.V.	Netherlands
Ecolabtwo B.V.	Netherlands
INTERNATIONAL WATER CONSULTANT B.V.	Netherlands

Entity Name	State or Other Jurisdiction of Incorporation
Microtek Medical B.V.	Netherlands
NALCO DUTCH HOLDINGS B.V.	Netherlands
NALCO EUROPE B.V.	Netherlands
NALCO GLOBAL HOLDINGS B.V.	Netherlands
NALCO HOLDING B.V.	Netherlands
NALCO INTERNATIONAL HOLDINGS B.V.	Netherlands
NALCO NETHERLANDS B.V.	Netherlands
NALCO OVERSEAS HOLDING B.V.	Netherlands
NALCO UNIVERSAL HOLDINGS BV	Netherlands
Nalco Wastewater Contract Operations, Inc.	New York
Ecolab New Zealand	New Zealand
Ecolab y Compañia Colectiva de Responsabilidad Limitada	Nicaragua
MOBOTEC AB, LLC	North Carolina
Ecolab a.s.	Norway
NALCO PAKISTAN (PRIVATE) LIMITED	Pakistan
Ecolab S.A.	Panama
NANOSPECIALTIES, LLC	Pennsylvania
Ecolab Perú Holdings S.R.L.	Peru
Ecolab Philippines Inc.	Philippines
NALCO PHILIPPINES INC.	Philippines
CID Lines Sp. z o. o.	Poland
Ecolab Production Poland sp. z o.o.	Poland
Ecolab Services Poland Sp. z o o	Poland
Ecolab Sp. z o o	Poland
Nalco Polska Sp. z o. o.	Poland
NALCO PORTUGUESA (QUÍMICA	Portugal

Entity Name	State or Other Jurisdiction of Incorporation
INDUSTRIAL), UNIPESSOAL LDA
Ecolab s.r.l.	Romania
AO Ecolab	Russian Federation
CID Lines LLC	Russian Federation
Meratech Rus Group LLC	Russian Federation
NALCO COMPANY OOO	Russian Federation
NALCO ZAO	Russian Federation
Ecolab (St. Lucia) Limited	Saint Lucia
NALCO SAUDI CO. LTD.	Saudi Arabia
Ecolab Hygiene d.o.o.	Serbia
Bioquell Asia Pacific Pte. Ltd.	Singapore
Ecolab Asia Pacific Pte. Ltd.	Singapore
Ecolab Pte. Ltd.	Singapore
NALCO ASIA HOLDING COMPANY PTE. LTD.	Singapore
Ecolab s.r.o.	Slovakia
Ecolab d.o.o.	Slovenia
Ecolab (Proprietary) Limited	South Africa
Lobster Ink Africa (Pty.) Ltd.	South Africa
NALCO AFRICA (PTY.) LTD.	South Africa
CID Lines Iberica SL	Spain
DERYPOL SA	Spain
Ecolab Hispano-Portuguesa S.L.	Spain
Ecolab Spain Services S.L.U.	Spain
Hicopla SL	Spain
Instrunet Hospital SLU	Spain
NALCO ESPANOLA MANUFACTURING, S.L.U.	Spain
NALCO ESPAÑOLA, S.L.	Spain

Entity Name	State or Other Jurisdiction of Incorporation
Ecolab AB	Sweden
NALCO AB	Sweden
Ecolab (Schweiz) GmbH	Switzerland
Ecolab CH 1 GmbH	Switzerland
Ecolab CH 2 GmbH	Switzerland
Ecolab CH 3 GmbH	Switzerland
Ecolab CH 5 GmbH	Switzerland
Ecolab CH 6 GmbH	Switzerland
Ecolab Europe GmbH	Switzerland
Lobster International S.A.	Switzerland
Nalco Schweiz GmbH	Switzerland
vanBaerle Hygiene AG	Switzerland
Ecolab Ltd.	Taiwan
NALCO TAIWAN CO., LTD.	Taiwan
Ecolab East Africa (Tanzania) Limited	Tanzania
Ecolab Limited	Thailand
NALCO INDUSTRIAL SERVICES (THAILAND) CO. LTD.	Thailand
Ecolab (Trinidad and Tobago) Unlimited	Trinidad and Tobago
Ecolab Temizleme Sistemleri Limited Sirketi	Turkey
Nalco Anadolu Kimya Sanayi ve Ticaret Limited Sirketi	Turkey
Oksa Kimya Sanayi A.S.	Turkey
Ecolab East Africa (Uganda) Limited	Uganda
Ecolab LLC	Ukraine
Ecolab Gulf FZE	United Arab Emirates
Nalco Middle East FZE	United Arab Emirates
Bioquell Limited	United Kingdom
Bioquell UK Limited	United

Entity Name	State or Other Jurisdiction of Incorporation
Kingdom
Bioxyquell Limited	United Kingdom
CALGON EUROPE LIMITED	United Kingdom
Ecolab (U.K.) Holdings Limited	United Kingdom
Ecolab Limited	United Kingdom
Ecolab Manufacturing UK Limited	United Kingdom
Enviroflo Engineering Limited	United Kingdom
HYDROSAN LIMITED	United Kingdom
LHS (UK) Limited	United Kingdom
London & General Packaging Ltd	United Kingdom
Microtek Medical Europe Limited	United Kingdom
Midland Research Laboratories UK Limited	United Kingdom
NALCO ACQUISITION ONE	United Kingdom
NALCO ACQUISITION TWO LIMITED	United Kingdom
NALCO HOLDINGS UK LIMITED	United Kingdom
NALCO INVESTMENTS U.K. LIMITED	United Kingdom
NALCO LIMITED	United Kingdom
NALCO MANUFACTURING LTD.	United Kingdom
NALCO NORTH AFRICA LIMITED	United Kingdom
NALFLOC LIMITED	United Kingdom

Entity Name	State or Other Jurisdiction of Incorporation
Shield Holdings Limited	United Kingdom
Shield Medicare Limited	United Kingdom
Shield Salvage Associates Limited	United Kingdom
Technical Textile Services Limited	United Kingdom
Techtex Holdings Limited	United Kingdom
Ecolab S.R.L.	Uruguay
Ecolab S.A.	Venezuela
Ecolab Viet Nam Company Limited	Viet Nam

(1) This subsidiary also conducts business under the assumed names of Cascade Water Services, Inc. and NALCO Water, An Ecolab Company.